FORM OF
                         SEVERANCE PROTECTION AGREEMENT
                         ------------------------------


                THIS AGREEMENT made as of the ____ day of _______ , by and between General Semiconductor, Inc. (the "Corporation"), and ________ (the "Executive").

                WHEREAS, the Board of Directors of the Corporation (the "Board") recognizes that the possibility of a Change in Control (as hereinafter defined) exists and that the threat or the occurrence of a Change in Control can result in significant distraction of the Corporation's key management personnel because of the uncertainties inherent in such a situation;

                WHEREAS, the Board has determined that it is essential and in the best interest of the Corporation and its stockholders for the Corporation to retain the services of the Executive in the event of a threat or occurrence of a Change in Control and to ensure the Executive's continued dedication and efforts in such event without undue concern for the Executive's personal financial and employment security; and

                WHEREAS, in order to induce the Executive to remain in the employ of the Corporation, particularly in the event of a threat or the occurrence of a Change in Control, the Corporation desires to enter into this Agreement with the Executive to provide the Executive with certain benefits in the event the Executive's employment is terminated under circumstances described herein.

                NOW, THEREFORE, in consideration of the respective agreements of the parties contained herein, it is agreed as follows:

                1. Term of Agreement. This Agreement shall commence as of ____________ (the "Effective Date"), and shall continue in effect until December 31, 1999 (the "Term"); provided, however, that on January 1, 1999, and on each January 1 thereafter, the Term shall automatically be extended for one (1) year unless either the Executive or the Corporation shall have given written notice to the other at least ninety (90) days prior thereto that the Term shall not be so extended; provided, further, however, that following the occurrence of a Change in Control, the Term shall not expire prior to the expiration of twenty-four (24) months after such occurrence.

                2. Termination of Employment. If, during the Term, the Executive's employment with the Corporation and its Affiliates shall be terminated within twenty-four (24) months following a Change in Control, the Executive shall be entitled to the following compensation and benefits:

                      (a) If the Executive's employment with the Corporation and its Affiliates shall be terminated (1) by the Corporation for Cause or Disability, (2) by reason of the Executive's death, or (3) by the Executive other than for Good Reason, the Corporation shall pay to the Executive his Accrued Compensation. In addition to the foregoing, if the Executive's employment is terminated by the Corporation for Disability or by reason of the Executive's death, the Corporation shall pay to the Executive or his beneficiaries  a Pro  Rata  Bonus.  The  Executive's  entitlement  to any  other compensation or benefits shall be determined in accordance with the Corporation's employee benefits plans and other applicable programs and practices then in effect.

                      (b) If the Executive's employment with the Corporation and its Affiliates shall be terminated for any reason other than as specified in
Section 2(a), the Executive shall be entitled to the following:

                           (1)  the  Corporation  shall  pay the  Executive  all
Accrued Compensation and a Pro Rata Bonus;

                           (2)  the  Corporation  shall  pay  the  Executive  as
severance pay and in lieu of any further compensation for periods subsequent to the Termination Date, an amount equal to times the sum of (A) the Executive's Base Amount and (B) the Executive's Bonus Amount;

                           (3) for ___ after such termination (the "Continuation
Period"), the Corporation shall at its expense continue on behalf of the Executive and his dependents and beneficiaries the life insurance, disability, medical, dental and hospitalization coverages and benefits provided to the Executive immediately prior to the Change in Control or, if greater, the coverages and benefits provided at any time thereafter. The coverages and benefits (including deductibles and costs) provided in this Section 2(b)(3) during the Continuation Period shall be no less favorable to the Executive and his dependents and beneficiaries, than the most favorable of such coverages and benefits referred to above. The Corporation's obligation hereunder with respect to the foregoing coverages and benefits shall be reduced to the extent that the Executive obtains any such coverages and benefits pursuant to a subsequent employer's benefit plans, in which case the Corporation may reduce any of the coverages or benefits it is required to provide the Executive hereunder so long as the aggregate coverages and benefits of the combined benefit plans is no less favorable to the Executive than the coverages and benefits required to be provided hereunder. This Section 2(b)(3) shall not be interpreted so as to limit any benefits to which the Executive, his dependents or beneficiaries may be entitled under any of the Corporation's employee benefit plans, programs or practices following the Executive's termination of employment, including without limitation, retiree medical and life insurance benefits;

                           (4) If, at the end of the  Continuation  Period,  the
Executive is not employed by another employer (including self-employment), the Executive will receive for up to six months, an amount equal to one-twelfth (1/12) of the sum of (A) the Executive's Base Amount and (B) the Executive's Bonus Amount, payable at the end of each of the six (6) calendar months following the end of the Continuation Period; provided, however, that such payments will immediately cease upon the Executive's employment (including self-employment) by a subsequent employer. In addition, the coverages and benefits described in Section 2(b)(3) shall be continued until the earlier of
(x) six (6) months after the end of the Continuation Period or (y) such time that the Executive obtains any such coverages or benefits pursuant to a subsequent employer's benefit plans;

                           (5)  the  Corporation  shall  pay  or  reimburse  the
Executive for the costs, fees and expenses of outplacement assistance services (not to exceed twenty-five (25%) of the sum of (A) the Executive's Base Amount and (B) the Executive's Bonus Amount) provided by any outplacement agency selected by the Executive;

                           (6)  the  Corporation  shall  pay  or  reimburse  the
Executive up to $2,000 for tax and financial planning services in respect of the calendar year in which the payments provided for in Section 2(b)(2) are paid to the Executive; and

                           (7)  the  Corporation  shall  pay  or  reimburse  the
Executive for the cost of relocation (in accordance with the Corporation's relocation policy) to the Executive's place of residence immediately prior to any relocation the Executive made for purposes of employment by the Corporation or General Instrument Corporation after July 1, 1995.

                      (c) If the Executive's employment is terminated by the Corporation without Cause (1) within six (6) months prior to a Change in Control or (2) at any time prior to the date of a Change in Control but the Executive reasonably demonstrates that such termination (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control (a "Third Party") and who effectuates a Change in Control or (B) otherwise arose in connection with, or in anticipation of, a Change in Control which has been threatened or proposed and which actually occurs, such termination shall be deemed to have occurred after a Change in Control, provided a Change in Control shall actually have occurred.

                      (d) (1) Gross-Up Payment. In the event it shall be determined that any payment (other than the payment provided for in this Section 2(d)) or distribution of any type to or for the benefit of the Executive, by the Corporation, any Affiliate of the Corporation, any Person who acquires ownership or effective control of the Corporation or ownership of a substantial portion of the Corporation's assets (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder) or any Affiliate of such Person, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (the "Total Payments"), is or will be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any income tax, employment tax or Excise Tax, imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Total Payments.

                           (2)  Determination  By Accountant.  All  mathematical
determinations, and all determinations as to whether any of the Total Payments are "parachute payments" (within the meaning of Section 280G of the Code), that are required to be made under this Section 2(d), including determinations as to whether a Gross-Up Payment is required, the amount of such Gross-Up Payment and amounts relevant to the last sentence of this Section 2(d)(2), shall be made by an independent accounting firm selected by the Executive from among the six (6) largest accounting firms in the United States (the "Accounting Firm"), which shall provide its determination (the "Determination"), together with detailed supporting calculations regarding the amount of any Gross-Up Payment and any other relevant matter, both to the Corporation and the Executive by no later than ten (10) days following the Termination Date, if applicable, or such earlier time as is requested by the Corporation or the Executive (if the Executive reasonably believes that any of the Total Payments may be subject to the Excise Tax). If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive and the Corporation with an opinion reasonably acceptable to the Executive and the Corporation that no Excise Tax is payable (including the reasons therefor) and that the Executive has substantial authority not to report any Excise Tax on his federal income tax return. If a Gross-Up Payment is determined to be payable, it shall be paid to the Executive within twenty (20) days after the Determination (and all accompanying calculations and other material supporting the Determination) is delivered to the Corporation by the Accounting Firm. Any determination by the Accounting Firm shall be binding upon the Corporation and the Executive, absent manifest error. As a result of uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments not made by the Corporation should have been made ("Underpayment"), or that Gross-Up Payments will have been made by the Corporation which should not have been made ("Overpayments"). In either such event, the Accounting Firm shall determine the amount of the Underpayment or Overpayment that has occurred. In the case of an Underpayment, the amount of such Underpayment (together with any interest and penalties payable by the Executive as a result of such Underpayment) shall be promptly paid by the Corporation to or for the benefit of the Executive. In the case of an Overpayment, the Executive shall, at the direction and expense of the Corporation, take such steps as are reasonably necessary (including the filing of returns and claims for refund), follow reasonable instructions from, and procedures established by, the Corporation, and otherwise reasonably cooperate with the Corporation to correct such Overpayment, provided, however, that (i) the Executive shall not in any event be obligated to return to the Corporation an amount greater than the net after-tax portion of the Overpayment that he has retained or has recovered as a refund from the applicable taxing authorities and
(ii) this provision shall be interpreted in a manner consistent with the intent of Section 2(d)(1), which is to make the Executive whole, on an after-tax basis, from the application of the Excise Tax, it being understood that the correction of an Overpayment may result in the Executive repaying to the Corporation an amount which is less than the Overpayment. The fees and expenses of the Accounting Firm shall be paid by the Corporation.

                      (e) The amounts provided for in Sections 2(a) and 2(b)(1) and (2) shall be paid in a single lump sum cash payment within ten (10) days after the Executive's Termination Date (or earlier, if required by applicable law).

                      (f) The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Executive in any subsequent employment except as provided in Sections 2(b)(3) and 2(b)(4).

                      (g) The  severance  pay and benefits  provided for in this
Section 2 shall be in lieu of any other severance pay to which the Executive may be entitled under any severance plan or any other plan, agreement or arrangement of the Corporation or any of its Affiliates.

                3. Notice of Termination. Following a Change in Control, any intended termination of the Executive's employment by the Corporation shall be communicated by a Notice of Termination from the Corporation to the Executive, and any intended termination of the Executive's employment by the Executive for Good Reason shall be communicated by a Notice of Termination from the Executive to the Corporation.

                4. Fees and Expenses. The Corporation shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Executive as they become due as a result of (a) the termination of the Executive's employment by the Corporation or by the Executive for Good Reason (including all such fees and expenses, if any, incurred in contesting, defending or disputing the basis for any such termination of employment), (b) the Executive's hearing before the Board of Directors of the Corporation as contemplated in Section 13.6 of this Agreement or (c) the Executive seeking to obtain or enforce any right or benefit provided by this Agreement or by any other plan or arrangement maintained by the Corporation under which the Executive is or may be entitled to receive benefits.

                5. Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement (including any Notice of Termination) shall be in writing, shall be signed by the Executive if to the Corporation or by a duly authorized officer of the Corporation if to the Executive, and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other, provided that all notices to the Corporation shall be directed to the attention of the Board with a copy to the Secretary of the Corporation. All notices and communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of change of address shall be effective only upon receipt.

                6. Nature of Rights. Except as provided in Section 2(g), nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Corporation or any Affiliate of the Corporation and for which the Executive may qualify, nor shall anything herein limit or reduce such rights as the Executive may have under any other agreements with the Corporation or any Affiliate of the Corporation. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan or program of the Corporation or any Affiliate of the Corporation shall be payable in accordance with such plan or program, except as explicitly modified by this Agreement.

                7. Settlement of Claims. The Corporation's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, defense, recoupment, or other right which the Corporation may have against the Executive or others.

                8. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and the Corporation. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by any party which are not expressly set forth in this Agreement.

                9.       Successors; Binding Agreement.

                      (a) This Agreement shall be binding upon and shall inure to the benefit of the Corporation and its respective Successors and Assigns. The Corporation shall require its respective Successors and Assigns to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession or assignment had taken place.

                      (b) Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Executive, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal personal representative.

                10. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof. Any action brought by any party to this Agreement shall be brought and maintained in a court of competent jurisdiction in the State of New York.

                11. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

                12. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto, and supersedes all prior agreements, if any, understandings and arrangements, oral or written, between the parties hereto, with respect to the subject matter hereof.

                13.      Definitions.

                      13.1. Accrued Compensation. For purposes of this Agreement, "Accrued Compensation" shall mean all amounts of compensation for services rendered to the Corporation or any of its Affiliates that have been earned or accrued through the Termination Date but that have not been paid as of the Termination Date including (a) base salary, (b) reimbursement for reasonable and necessary business expenses incurred by the Executive on behalf of the Corporation or of its Affiliates of the Corporation during the period ending on the Termination Date, (c) vacation pay and (d) bonuses and incentive compensation; provided, however, that Accrued Compensation shall not include any amounts described in clause (a) or clause (d) that have been deferred pursuant to any salary reduction or deferred compensation elections made by the Executive.

                      13.2. Affiliate. For purposes of this Agreement, "Affiliate" means, with respect to any Person, any entity, directly or indirectly, controlled by, controlling or under common control with such Person.

                      13.3. Base Amount. For purposes of this Agreement, "Base Amount" shall mean the Executive's annual base salary at the rate in effect as of the date of a Change in Control or, if greater, at any time thereafter, determined without regard to any salary reduction or deferred compensation elections made by the Executive.

                      13.4.   "Beneficial  Owner,"   "Beneficially   Owned"  and
"Beneficially Owning" shall have the meanings applicable under Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.

                      13.5. Bonus Amount. For purposes of this Agreement, "Bonus Amount" shall mean the target annual bonus payable to the Executive under the Incentive Plan in respect of the fiscal year of the Corporation immediately prior to that in which the Termination Date occurs.

                      13.6. Cause. For purposes of this Agreement, a termination of employment is for "Cause" if the Executive has been convicted of a felony or the termination is evidenced by a resolution adopted in good faith by two-thirds of the Board of Directors of the Corporation that the Executive:

                           (a)    intentionally    and    continually     failed
substantially to perform his reasonably assigned duties with the Corporation and its Affiliates (other than a failure resulting from the Executive's incapacity due to physical or mental illness or from the assignment to the Executive of duties that would constitute Good Reason) which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance, signed by a duly authorized officer of the Corporation, has been delivered to the Executive specifying the manner in which the Executive has failed substantially to perform, or

                           (b)   intentionally   engaged  in  conduct  which  is
demonstrably and materially injurious to the Corporation and its Affiliates; provided, however, that no termination of the Executive's employment shall be for Cause as set forth in this Section 13.6(b) until (1) there shall have been delivered to the Executive a copy of a written notice, signed by a duly authorized officer of the Corporation, setting forth that the Executive was guilty of the conduct set forth in this Section 13.6(b) and specifying the particulars thereof in detail, and (2) the Executive shall have been provided an opportunity to be heard in person by the Board of Directors of the Corporation (with the assistance of the Executive's counsel if the Executive so desires).

                           No act, nor failure to act, on the Executive's  part,
shall be considered "intentional" unless the Executive has acted, or failed to act, with a lack of good faith and with a lack of reasonable belief that the Executive's action or failure to act was in the best interest of the Corporation and its Affiliates. Notwithstanding anything contained in this Agreement to the contrary, no failure to perform by the Executive after a Notice of Termination is given to the Corporation by the Executive shall constitute Cause for purposes of this Agreement.

                      13.7. Change in Control. "Change in Control" shall mean any of the following:

                           (a)  the  acquisition  by  any  Person,   other  than
Instrument Partners or Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-IV or any of their Affiliates (collectively, the "Forstmann Little Companies") of Beneficial Ownership of Voting Securities which, when added to the Voting Securities then Beneficially Owned by such Person, would result in such Person Beneficially Owning (1) 33% or more of the combined Voting Power of the Corporation's then outstanding Voting Securities and (2) a number of Voting Securities greater than the aggregate number of Voting Securities then Beneficially Owned by the Forstmann Little Companies; provided, however, that for purposes of this paragraph (a), a Person shall not be deemed to have made an acquisition of Voting Securities if such Person: (A) acquires Voting Securities as a result of a stock split, stock dividend or other corporate restructuring in which all stockholders of the class of such Voting Securities are treated on a pro rata basis; (B) acquires the Voting Securities directly from the Corporation; (C) becomes the Beneficial Owner of 33% or more of the combined Voting Power of the Corporation's then outstanding Voting Securities solely as a result of the acquisition of Voting Securities by the Corporation or any Subsidiary which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person, provided that if (x) a Person would own at least such percentage as a result of the acquisition by the Corporation or any Subsidiary and (y) after such acquisition by the Corporation or any Subsidiary, such Person acquires Voting Securities, then an acquisition of Voting Securities shall have occurred;
(D) is the Corporation or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Corporation (a "Controlled Entity"); or (E) acquires Voting Securities in connection with a "Non-Control Transaction" (as defined in paragraph (c) below); or

                           (b) the  individuals  who, as of the Effective  Date,
are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that if either the election of any new director or the nomination for election of any new director by the Corporation's stockholders was approved by a vote of at least two-thirds of the Incumbent Board prior to such election or nomination, such new director shall be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                           (c) approval by stockholders of the Corporation of:

                                (1) a merger,  consolidation  or  reorganization
involving the Corporation (a "Business Combination"), unless

                                     (A) the  stockholders  of the  Corporation,
immediately before the Business Combination, own, directly or indirectly immediately following the Business Combination, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination, and

                                     (B) the individuals who were members of the
Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least a majority of the members of the Board of Directors of the Surviving Corporation, and

                                     (C) no Person  (other than the  Corporation
or any Controlled Entity, a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Corporation, the Surviving Corporation or any Controlled Entity, or any Person who, immediately prior to the Business Combination, had Beneficial Ownership of 33% or more of the then outstanding Voting Securities) has Beneficial Ownership of 33% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities (a Business Combination satisfying the conditions of clauses (A), (B) and (C) of this subparagraph (1) shall be referred to as a "Non-Control Transaction");

                                (2) a complete liquidation or dissolution of the
Corporation; or
                                (3) the  sale  of  other  disposition  of all or
substantially all of the assets of the Corporation (other than a transfer to a Controlled Entity).

                      Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because 33% or more of the then outstanding Voting Securities is Beneficially Owned by (x) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Corporation or any Controlled Entity or (y) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the stockholders of the Corporation in the same proportion as their ownership of stock in the Corporation immediately prior to such acquisition.

                      13.8. Corporation. For purposes of this Agreement, all references to the Corporation shall include its Successors and Assigns.

                      13.9. Disability. For purposes of this Agreement, "Disability" shall mean a physical or mental infirmity which impairs the Executive's ability to substantially perform his duties with the Corporation for six (6) consecutive months, and within the time period set forth in a Notice of Termination given to the Executive (which time period shall not be less than thirty (30) days), the Executive shall not have returned to full-time performance of his duties; provided, however, that if the Corporation's Long Term Disability Plan, or any successor plan (the "Disability Plan"), is then in effect, the Executive shall not be deemed disabled for purposes of this Agreement unless the Executive is also eligible for "Total Disability" (as defined in the Disability Plan) benefits (or similar benefits in the event of a successor plan) under the Disability Plan.

                      13.10. Good Reason. (a) For purposes of this Agreement, "Good Reason" shall mean the occurrence after a Change in Control of any of the following events or conditions:

                                (1) a change in the Executive's  status,  title,
position or responsibilities (including reporting responsibilities) which, in the Executive's reasonable judgment, represents an adverse change from his status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Executive of any duties or responsibilities which, in the Executive's reasonable judgment, are inconsistent with his status, title, position or responsibilities; or any removal of the Executive from or failure to reappoint or reelect him to any of such offices or positions, except in connection with the termination of his employment for Disability, Cause, as a result of his death or by the Executive other than for Good Reason;

                                (2) a reduction in the  Executive's  annual base
salary below the Base Amount;

                                (3)  the   relocation  of  the  offices  of  the
Corporation at which the Executive is principally employed to a location more than twenty-five (25) miles from the location of such offices immediately prior to the Change in Control, or the Corporation's requiring the Executive to be based anywhere other than such offices, except to the extent the Executive was not previously assigned to a principal location and except for required travel on the Corporation's business to an extent substantially consistent with the Executive's business travel obligations at the time of the Change in Control;

                                (4) the failure by the Corporation to pay to the
Executive any portion of the Executive's current compensation or to pay to the Executive any portion of an installment of deferred compensation under any deferred compensation program of the Corporation in which the Executive participated, within seven (7) days of the date such compensation is due;

                                (5)  the  failure  by  the  Corporation  to  (A)
continue in effect (without reduction in benefit level, and/or reward opportunities) any material compensation or employee benefit plan in which the Executive was participating immediately prior to the Change in Control, including, but not limited to, any of the plans listed in Appendix A hereto, unless a substitute or replacement plan has been implemented which provides substantially identical compensation or benefits to the Executive or (B) provide the Executive with compensation and benefits, in the aggregate, at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each other compensation or employee benefit plan, program and practice in which the Executive was participating immediately prior to the Change in Control;

                                (6) the  failure  of the  Corporation  to obtain
from its Successors or Assigns the express assumption and agreement required under Section 9 hereof; or

                                (7) any purported termination of the Executive's
employment by the Corporation which is not effected pursuant to a Notice of Termination satisfying the terms set forth in the definition of Notice of Termination (and, if applicable, the terms set forth in the definition of Cause).

                           (b) Any  event  or  condition  described  in  Section
13.10(a)(1) through (7) which occurs (1) within six (6) months prior to a Change in Control or (2) at any time prior to a Change in Control but which the Executive reasonably demonstrates (A) was at the request of a Third Party or (B) otherwise arose in connection with, or in anticipation of a Change in Control which has been threatened or proposed and which actually occurs, shall constitute Good Reason for purposes of this Agreement notwithstanding that it occurred prior to a Change in Control.

                      13.11. Incentive Plan. For purposes of this Agreement, "Incentive Plan" shall mean the General Semiconductor, Inc. Annual Incentive Plan, or any successor annual incentive plan, maintained by the Corporation.

                      13.12. Notice of Termination. For purposes of this Agreement, following a Change in Control, "Notice of Termination" shall mean a written notice of termination of the Executive's employment, signed by the Executive if to the Corporation or by a duly authorized officer of the Corporation if to the Executive, which indicates the specific termination provision in this Agreement, if any, relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

                      13.13. Person. For purposes of this Agreement, "Person" shall mean a person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended.

                      13.14. Pro Rata Bonus. For purposes of this Agreement, "Pro Rata Bonus" shall mean the Bonus Amount multiplied by a fraction of the numerator of which is the number of days in the year in which an Executive's Termination Date occurs through the termination date and the denominator of which is 365.

                      13.15. Subsidiary. For purposes of this Agreement, "Subsidiary" shall mean a corporation as defined in Section 424(f) (or a successor provision to such section) of the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder, with the Corporation being treated as the employer corporation for purposes of this definition.

                      13.16. Successors and Assigns. For purposes of this Agreement, "Successors and Assigns" shall mean, with respect to the Corporation or the Corporation, a corporation or other entity acquiring all or substantially all the assets and business of the Corporation or the Corporation, as the case may be (including this Agreement) whether by operation of law or otherwise.

                      13.17. Termination Date. For purposes of this Agreement, "Termination Date" shall mean (a) in the case of the Executive's death, his date of death, (b) if the Executive's employment is terminated for Disability, thirty
(30) days after Notice of Termination is given (provided that the Executive shall not have returned to the performance of his duties on a full-time basis during such thirty (30) day period) and (c) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination for Cause shall not be less than thirty
(30) days, and in the case of a termination for Good Reason shall not be more than sixty (60) days, from the date such Notice of Termination is given);
provided, however, that if within thirty (30) days after any Notice of Termination is given the party receiving such Notice of Termination in good faith notifies the other party that a dispute exists concerning the basis for the termination, the Termination Date shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, or by the final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been taken). Notwithstanding the pendency of any such dispute, the Corporation shall continue to pay the Executive his Base Amount and continue the Executive as a participant in all compensation, incentive, bonus, pension, profit sharing, medical, hospitalization, dental, life insurance and disability benefit plans in which he was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Section 13.17 whether or not the dispute is resolved in favor of the Corporation, and the Executive shall not be obligated to repay to the Corporation any amounts paid or benefits provided pursuant to this sentence.

                      13.18. Voting Power. For purposes of this Agreement, "Voting Power" shall mean the combined voting power of the then outstanding Voting Securities.
                      13.19. Voting Securities. For purposes of this Agreement, "Voting Securities" shall mean, with respect to the Corporation or any Subsidiary, any securities issued by the Corporation or such Subsidiary, respectively, which generally entitle the holder thereof to vote for the election of directors of the Corporation.

                IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by their duly authorized officers and the Executive has executed this Agreement as of the day and year first above written.

                                                     GENERAL SEMICONDUCTOR, INC.


                                                     By:________________________



                                                     By:________________________